Exhibit 10.1

AMENDMENT NO. 3

AMENDMENT NO. 3 (this “Amendment”) dated as of June 22, 2015 to the Credit Agreement referred to below, between Newell Rubbermaid Inc. (the “Company”), each of the Subsidiary Borrowers identified under the caption “SUBSIDIARY BORROWERS” on the signature pages hereto, each of the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent thereunder (in such capacity, the “Administrative Agent”).

WHEREAS, the Company, the Subsidiary Borrowers party thereto, the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”) and the Administrative Agent are parties to a Credit Agreement dated as of December 2, 2011 (as amended by that certain Amendment No. 1 dated as of June 8, 2012 and that certain Amendment No. 2 dated as of November 10, 2014, and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Company and the Lenders wish to amend the Credit Agreement in certain respects;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined are used herein as defined in the Credit Agreement.

SECTION 2. Amendments. Effective as provided (and subject to the satisfaction of the conditions precedent) in Section 4 hereof, the Credit Agreement shall be amended as follows:

a.References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” under the Credit Agreement.

b.Section 6.06 of the Credit Agreement is hereby amended to read in its entirety as follows:

“SECTION 6.06. Total Indebtedness to Total Capital. The Company shall not permit the ratio of Total Indebtedness to Total Capital at any time to be greater than 0.60 to 1.00; provided that (i) in calculating Total Capital, goodwill impairment charges taken pursuant to the FASB’s Accounting Standards Codification 350 (and any predecessor thereof) shall be disregarded to the extent such charges do not exceed $750,000,000 in the aggregate, (ii) in calculating such ratio, quarterly income preferred securities, quarterly income capital securities, monthly income preferred securities or other similar securities will be treated as part of “Total Capital” and not “Total Indebtedness” and (iii) in calculating Total Capital, (a) the component of accumulated other comprehensive income (loss) consisting of foreign currency translation income (loss), (b) the cumulative foreign exchange gains or losses incurred since January 1, 2012, arising due to the appreciation or depreciation of non-Dollar currencies versus Dollars in regards to foreign entities in highly inflationary economies pursuant to the FASB’s Accounting Standards Codification 830 and (c) the cumulative gains or losses incurred since January 1, 2012, resulting from the deconsolidation of a foreign entity pursuant to the FASB’s Accounting Standards Codification 810, shall be disregarded to the extent such amounts, in the aggregate (after netting income and gains against losses, and whether representing net aggregate income, gain or loss), do not exceed $600,000,000.”

SECTION 3. Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, both before and after the effectiveness of the amendments set forth in Section 2 hereof, (a) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents, in each case as amended hereby, are true and correct on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of an earlier date, as of such earlier date); and (b) no Default shall have occurred and be continuing under the Credit Agreement as amended hereby (after giving effect to Section 3 hereof).

SECTION 4. Conditions to Effectiveness. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective as of the date hereof upon receipt by the Administrative Agent of one or more counterparts of this Amendment signed on behalf of the Company and the Required Lenders.

SECTION 5. Confirmation of Obligations. The Company, by its execution of this Amendment, hereby confirms and ratifies that all of its obligations under the Credit Agreement and the other Loan Documents shall continue in full force and effect for the benefit of the Administrative Agent and the Lenders. Nothing in this Amendment shall constitute a waiver by the Administrative Agent or any Lender of any rights or remedies under the Credit Agreement or other Loan Documents.

SECTION 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. The Company shall pay all reasonable expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMCB, in connection with the preparation, negotiation, execution and delivery of, and satisfaction of the conditions under, this Amendment. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

NEWELL RUBBERMAID, INC.

By /s/ John K. Stipancich
Name: John K. Stipancich
Title: Executive Vice President and Chief Financial
Officer

Signature Page to
Amendment No. 3

SUBSIDIARY BORROWERS
[NONE AS OF THE DATE OF THIS AMENDMENT]

Signature Page to
Amendment No. 3

LENDERS

JPMORGAN CHASE BANK, N.A.,
as a Lender and the Administrative Agent

By /s/ Gene Riego De Dios
Name: Gene Riego De Dios
Title: Vice President

BARCLAYS BANK PLC

By /s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Vice President

CITIBANK, N.A.

By /s/ Janet S. Miles
Name: Janet S. Miles
Title: Vice President Citibank, N.A.

ROYAL BANK OF CANADA

By /s/ Julia Ivanova
Name: Julia Ivanova
Title: Authorized Signatory

BANK OF AMERICA, N.A.

By /s/ James Cuber
Name: James Cuber
Title: Associate

Signature Page to
Amendment No. 3

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By /s/ Bill O'Daly
Name: Bill O'Daly
Title: Authorized Signatory

By /s/ Sean MacGregor
Name: Sean MacGregor
Title: Authorized Signatory

GOLDMAN SACHS BANK USA

By /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By /s/ Adrienne Young
Name: Adrienne Young
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By /s/ Adam Spreyer
Name: Adam Spreyer
Title: Vice President

Signature Page to
Amendment No. 3

THE NORTHERN TRUST COMPANY

By /s/ Kathryn Schad Reuther
Name: Kathryn Schad Reuther
Title: SVP

PNC BANK, NATIONAL ASSOCIATION

By /s/ Andrew Fraser
Name: Andrew Fraser
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION

By /s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

ING BANK, N.V., DUBLIN BRANCH

By /s/ Sean Hassett
Name: Sean Hassett
Title: Director

By /s/ Emma Condon-Kraeft
Name: Emma Condon-Kraeft
Title: Vice President

Signature Page to
Amendment No. 3